UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 18, 2023

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Digital Media Solutions, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	001-38393	98-1399727
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 140th Avenue N., Suite 101 Clearwater, Florida	33762
(Address of principal executive offices)	(Zip Code)

(877) 236-8632
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	DMS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On September 18, 2023, the board of directors of Digital Media Solutions, Inc. (the "Company") appointed Ms. Elizabeth LaPuma as a director of the Company. Ms. LaPuma was also appointed to the boards of directors of Digital Media Solutions, LLC ("DMS LLC"), an indirect subsidiary of the Company, and Digital Media Solutions Holdings, LLC ("DMSH LLC"), an indirect subsidiary of the Company and the parent of DMS LLC. The appointments to the subsidiary boards of directors were undertaken pursuant to the terms of the senior secured credit facility to which DMSH LLC and DMS LLC are parties. The Board has not yet determined the committees upon which Ms. LaPuma will serve.

Ms. LaPuma brings over two decades of financial advisory and board expertise across diverse industries. Ms. LaPuma currently sits on boards across fintech, artificial intelligence, healthcare, consumer and real estate sectors, including Enterra Solutions, a private market-leading industrial scale artificial intelligence value chain solutions provider, Surgalign Holdings Inc., a public healthcare company, Roundhill Capital Partners, a private real estate fund, Ventura Capital, a private equity firm, and WeWork Inc., a leading global flexible space provider where she also chairs the Audit Committee and is on the Compensation and Governance Committees. Ms. LaPuma is also expected to join the board of directors of Farenheit. Prior to these roles, Ms. LaPuma was a Managing Director and Head of Balance Sheet Advisory at UBS from 2020 to 2023. Prior to UBS, she was a Managing Director and head of Asset Management Services at Alvarez & Marsal from 2013 to 2020, advising governments and financial institutions on diverse assets. Ms. LaPuma’s earlier career includes roles at BlackRock, Lazard Frères & Co. LLC, Credit Suisse and Perella Weinberg Partners L.P. Ms. LaPuma received her Masters of Business Administration in Finance as a Palmer Scholar, Bachelor of Science in Finance and Bachelor of Arts in International Relations (Magna Cum Laude) from the Wharton School and The School of Arts and Sciences at the University of Pennsylvania.

There are no transactions since the beginning of the Company's last fiscal year to which the Company or any of its subsidiaries is a party in which Ms. LaPuma had or is to have a direct or indirect material interest.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2023

Digital Media Solutions, Inc.

/s/ Anthony Saldana
Name:	Anthony Saldana
Title:	General Counsel, Executive Vice President of Legal & Compliance and Secretary